SUPPLEMENT DATED MAY 1, 2002
                         TO PROSPECTUS DATED MAY 1, 2002
                   FOR GROUP VARIABLE UNIVERSAL LIFE INSURANCE

                   SPECIAL FEATURES OF THE GROUP CONTRACT FOR
                            JP MORGAN CHASE & COMPANY

THIS DOCUMENT IS A SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2002 (THE "PROSPECTUS") FOR THE GROUP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT AND CERTIFICATES THAT PRUDENTIAL OFFERS TO YOU. THIS SUPPLEMENT IS NOT A COMPLETE PROSPECTUS, AND MUST BE ACCOMPANIED BY THE PROSPECTUS. THE PROSPECTUS DESCRIBES THE INSURANCE FEATURES AND CERTAIN OTHER ASPECTS OF THE JP MORGAN CHASE & COMPANY GROUP CONTRACT AND CERTIFICATES. IN THIS SUPPLEMENT, WE LIST THE 12 FUNDS THAT ARE AVAILABLE TO YOU UNDER THE JP MORGAN CHASE & COMPANY GROUP CONTRACT AND CERTIFICATES.

Special terms that we use are defined in the prospectus. See the DEFINITIONS OF SPECIAL TERMS section of the prospectus. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

ELIGIBILITY AND ENROLLMENT

WHO IS ELIGIBLE FOR COVERAGE?

Eligible Group Members for the Group Variable Universal Life Insurance include:

o Current or former employees of JP Morgan who were enrolled in the Group Variable Universal Life Insurance plan prior to 12/31/2001, and have chosen not to enroll in the JP Morgan Chase & Company's other voluntary group life insurance program, the supplemental term life insurance plan.

o Spouses of current or former employees of JP Morgan or their Spouses who were enrolled in the Group Variable Universal Life Insurance plan prior to 12/31/2001, and whose Employee Spouses have chosen not to enroll in the JP Morgan Chase & Company's other voluntary group life insurance program, the supplemental term life insurance plan.

We refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant.

IS THERE A LIMITED ENROLLMENT PERIOD?

Yes. You or your spouse would have had to enroll in the plan prior to 12/31/2001. No new employees or spouses may enroll for coverage after that date.


GL.2002.047

COVERAGE INFORMATION

HOW MUCH COVERAGE MAY I OR MY SPOUSE HAVE?

An employee may have chosen a Face Amount from $50,000 to the lesser of $1,500,000 or five times annual eligible compensation. (When a Face Amount is based on eligible compensation, we round the Face Amount to the next higher multiple of $100 if it is not already an even multiple of $100).

A spouse may have chosen a Face Amount from $50,000 to $300,000.

Both employee and spouse face amounts must have been approved by Prudential prior to January 1, 2002.

CAN I INCREASE MY COVERAGE AMOUNT?

No. After January 1, 2002, the Face Amount of insurance that you have previously chosen may not be increased.

WHEN MUST I GIVE EVIDENCE OF GOOD HEALTH?

Because you may no longer elect or increase your coverage or your spouse's coverage there is no requirement to provide evidence of good health.

WILL MY FACE AMOUNT EVER DECREASE?

Generally, your Face Amount will not decrease unless you request a decrease from Prudential.

See the CHANGES IN FACE AMOUNT and TAX TREATMENT OF CERTIFICATE BENEFITS sections of the prospectus.

DOES MY CERTIFICATE INCLUDE AN ACCELERATED DEATH BENEFIT PROVISION?

Yes. You or your spouse can choose to receive an early payment of all or part of the Death Benefit when diagnosed as being terminally ill. Your accelerated death benefit is subject to a maximum of $50,000 or 50% of your Face Amount of insurance, whichever is less. "Terminally ill" means you have a life expectancy of 6 months or less.

AM I ENTITLED TO ADDITIONAL BENEFITS?

Yes.  You are eligible for the Accelerated Death Benefit, as stated earlier.

DOES THE COVERAGE HAVE EXCLUSIONS?

Yes. As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the SUICIDE EXCLUSION section of the prospectus.

WHAT ARE THE TERMS OF A POLICY LOAN?

AMOUNT AVAILABLE FOR BORROWING: You may borrow up to the Loan Value of your Certificate Fund. The Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options. The minimum loan amount is $200.

INTEREST RATE: The net cost of the loan is equal to an annual rate of 1%.

See the LOANS section of the prospectus for more details.

PREMIUMS

HOW DO I PAY PREMIUMS?

Active employees, retirees, employees on an approved leave of absence, and Participants who choose Portable Coverage will be billed directly by Prudential and will submit their premium payments directly to Prudential.

HOW MUCH MONEY CAN I CONTRIBUTE TO MY INVESTMENT OPTIONS?

You can contribute, subject to annual and lifetime limits set by the Internal Revenue Service, any dollar amount. See the TAX TREATMENT OF CERTIFICATE BENEFITS section of the prospectus.

MAY I MAKE ADDITIONAL PREMIUM PAYMENTS?

Yes. You may make lump sum payments at any time. The minimum lump sum payment is $100. The maximum is subject to annual and lifetime limits set by the Internal Revenue Service. See the TAX TREATMENT OF CERTIFICATE BENEFITS section of the prospectus.

INVESTMENT OPTIONS

WHAT INVESTMENT OPTIONS ARE AVAILABLE?

THE FUNDS

Set out below is a list of each available Fund, its investment objective, investment management fees and other expenses, and its investment advisor/investment manager. Some Funds also provide information about their principal strategies.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

FUND NAMES AND OBJECTIVES

THE PRUDENTIAL SERIES FUND, INC.

FLEXIBLE MANAGED PORTFOLIO: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

GLOBAL PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

HIGH YIELD BOND PORTFOLIO: The investment objective is a high total return. The Portfolio normally invests at least 80% of its investable assets in high yield/high risk debt securities.

JENNISON PORTFOLIO (FORMERLY PRUDENTIAL JENNISON PORTFOLIO): The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that we believe offer above-average growth prospects.

MONEY MARKET PORTFOLIO: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term money market instruments issued by the U.S. government or its agencies, as well as domestic and foreign corporations and banks.

J.P. MORGAN SERIES TRUST II

JPMORGAN BOND PORTFOLIO: The investment objective is to provide high total return consistent with moderate risk of capital and maintenance of liquidity. The portfolio seeks its objective by investing at least 80% of the value of its Assets in debt instruments, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities that are believed to have the potential to provide a high total return over time. "Assets" means net assets, plus the amount of borrowings for investment purposes.

JPMORGAN U.S. DISCIPLINED EQUITY PORTFOLIO: The investment objective is to provide high total return from a portfolio of selected equity securities. The Portfolio invests at least 80% of the value of its Assets in large- and medium-capitalization U.S. companies. "Assets mean net assets, plus the amount of borrowings for investment purposes.

JPMORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO: The investment objective is to provide high total return from a portfolio of equity securities of foreign companies. The portfolio's assets are invested primarily in companies from developed markets other than the U.S. The portfolio's assets may also be invested to a limited extent in companies from emerging markets.

JPMORGAN SMALL COMPANY PORTFOLIO: The investment objective is to provide high total return from a portfolio of small company stocks. The Portfolio invests at least 80% of the value of its Assets in the common stock of small and medium sized U.S. companies, typically represented by the Russell 2000 Index. "Assets mean net assets, plus the amount of borrowings for investment purposes.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

VP BALANCED FUND: The investment objective is capital growth and current income over time. Management of the Portfolio intends to invest approximately 60% of the Portfolio's assets in the equity securities described in the prospectus, and intends to invest the remainder of the Portfolio's assets in investment grade bonds and other fixed-income debt securities.

VP INTERNATIONAL FUND: The investment objective is capital growth over time by investing in common stocks of growing foreign companies considered to have better-than-average prospects for appreciation. The investment strategy is based on the belief that, over the long term, stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value over time.

VP VALUE FUND: The investment objective is long-term capital growth over time with income as a secondary objective. The fund seeks to achieve its objectives by investing primarily in equity securities of companies that are believed by management to be undervalued at the time of purchase.

FUND FEES AND EXPENSES


=========================================================================================================

                                            INVESTMENT                            TOTAL        ACTUAL
                                            MANAGEMENT    12B-1      OTHER        ANNUAL       ANNUAL
                  FUNDS                        FEE         FEES     EXPENSES     EXPENSES    EXPENSES*
---------------------------------------------------------------------------------------------------------
 PRUDENTIAL SERIES FUND,  INC.
 (CLASS I SHARES)
   Flexible Managed Portfolio                 0.60%       0.00%      0.04%        0.64%        0.64%
   Global Portfolio                           0.75%       0.00%      0.09%        0.84%        0.84%
   High-Yield Bond Portfolio                  0.55%       0.00%      0.05%        0.60%        0.60%
   Jennison Portfolio                         0.60%       0.00%      0.04%        0.64%        0.64%
   Money Market Portfolio                     0.40%       0.00%      0.03%        0.43%        0.43%
---------------------------------------------------------------------------------------------------------

 J.P. MORGAN SERIES TRUST II
   JPMorgan Bond Portfolio                    0.30%       0.00%      0.45%        0.75%        0.75%
   JPMorgan U. S. Disciplined Equity
     Portfolio                                0.35%       0.00%      0.50%        0.85%        0.85%
   JPMorgan International Opportunities
     Portfolio (1)                            0.60%       0.00%      0.80%        1.40%        1.20%
   JPMorgan Small Company Portfolio           0.60%       0.00%      0.55%        1.15%        1.15%
---------------------------------------------------------------------------------------------------------

AMERICAN CENTURY VARIABLE
PORTFOLIOS, INC.
  VP Balanced Portfolio (2)                   0.90%       0.00%      0.00%        0.90%        0.90%
  VP International Portfolio (2)              1.26%       0.00%      0.00%        1.26%        1.26%
  VP Value Portfolio (2)                      0.97%       0.00%      0.00%        0.97%        0.97%

=========================================================================================================

*THIS IS THE AMOUNT THAT WILL BE PAID BY PLAN PARTICIPANTS. THIS AMOUNT REFLECTS FEE WAIVERS,
REIMBURSEMENT OF EXPENSES AND EXPENSE OFFSET ARRANGEMENTS, IF ANY. FOR MORE DETAILED INFORMATION REGARDING
SPECIFIC FEE WAIVERS, REIMBURSEMENTS OF EXPENSES AND/OR EXPENSE OFFSET ARRANGEMENTS, REFER TO THE
INDIVIDUAL FUND PROSPECTUSES.

=========================================================================================================

(1) The information in the foregoing table has been restated to reflect an agreement by JPMorgan Chase Bank, an affiliate of Morgan, to reimburse the trust to the extent certain expenses exceed in any fiscal year 1.20% of the average daily net assets of the J.P. Morgan International Opportunities Portfolio.

(2) This fund has a stepped fee schedule. As a result, the fund's management fee rate generally decreases as the fund's assets increase.

FUND ADVISERS

Prudential Investments LLC ("PI"), an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), serves as the overall investment adviser for The Prudential Series Fund, Inc. (the "Series Fund"). PI will furnish investment advisory services in connection with the management of the Series Fund portfolios under a "manager-of-managers" approach. Under this structure, PI is authorized to select (with approval of the Series Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each portfolio. PI's business address is 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, NJ 07102. Prudential Investment Management, Inc. ("PIM"), also an indirect wholly-owned subsidiary of Prudential Financial, serves as the sole subadviser for the Flexible Managed, High Yield Bond and Money Market Portfolios. PIM's business address is 100 Mulberry Street, Gateway Center Two, Newark, NJ 07102.

Jennison Associates LLC ("Jennison"), also an indirect wholly-owned subsidiary of Prudential Financial, serves as the sole subadviser to the Global and Jennison Portfolios. Jennison's business address is 466 Lexington Avenue, New York, NY 10017.

J.P. Morgan Investment Management Inc. ("Morgan") serves as the investment adviser to each of the above-mentioned J.P. Morgan portfolios. Morgan's principal business address is 522 Fifth Avenue, New York, New York 10036

American Century Investment Management, Inc. ("ACIM") is the investment adviser for each of the above-mentioned American Century funds. ACIM's principal business address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

Your enrollment kit gives more information about the past performance of each investment option.

You may also allocate money to the Fixed Account, which earns interest at a rate determined annually and guaranteed not to be less than 4%.

CHANGES IN PERSONAL STATUS

IS THERE A DISABILITY PROVISION UNDER MY CERTIFICATE?

No. But you may continue your Group Variable Universal Life Coverage while on Disability Leave of Absence. Prudential will bill you directly for premium payments, and will charge a fee, currently $3 per bill for administration expenses.

CAN I CONTINUE COVERAGE WHEN I RETIRE?

Yes. Prudential will continue to bill you directly for premium payments, and will charge a fee, currently $3 per bill for administration expenses.

CAN I CONTINUE COVERAGE IF I LEAVE THE COMPANY FOR REASONS OTHER THAN
RETIREMENT?

You may continue your coverage on a Portable basis, at active employee rates, if you leave JP Morgan Chase & Company for any reason. However, rates for Portable coverage will be higher than rates for coverage as an active employee commencing on the January 1 immediately following the second anniversary of your leaving JP Morgan Chase & Company. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill for administration expenses.

DOES MY COVERAGE END AT A CERTAIN AGE?

Yes. Your coverage will end at age 100. See the HOW PRUDENTIAL ISSUES CERTIFICATES section of the prospectus to see what options you have when your coverage ends.

WHAT HAPPENS IF THE GROUP CONTRACT IS TERMINATED?

Either JP Morgan Chase & Company or Prudential may end the Group Contract. Prudential can end the Group Contract only under the conditions described in the prospectus.

If the Group Contract ends, the effect on Participants depends on whether or not JP Morgan Chase & Company replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

o If JP Morgan Chase & Company DOES replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential MAY terminate your Certificate. We MAY also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your CERTIFICATE.

o If JP Morgan Chase & Company DOES NOT replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: elect to continue to have Prudential bill you directly for premium payments (with an administration expense fee, currently $3 per bill, charged to you), elect to convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; or elect to receive the Cash Surrender Value of your Certificate.

See the OPTIONS ON TERMINATION OF COVERAGE section of the prospectus.

CHARGES AND EXPENSES

WHAT ARE THE CHARGES?

The current charges under the JP Morgan Chase & Company Group Contract are as follows:

1. CHARGES FOR TAXES ON PREMIUM PAYMENTS. Prudential deducts a charge of 2.30% from each premium payment. This charge is to compensate Prudential for incurring state and local premium taxes (currently 1.95%) and for the impact of the federal deferred acquisition cost tax (currently 0.35%).

2. DAILY CHARGES FOR MORTALITY AND EXPENSE RISKS. Prudential deducts this charge from the assets of the JP Morgan Chase & Company Group Contract that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.

     For JP Morgan Chase & Company, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

3. DAILY CHARGES FOR INVESTMENT MANAGEMENT FEES AND EXPENSES. Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

4. MONTHLY CHARGES. Prudential deducts a monthly charge for the cost of insurance and a monthly charge of $2.00 for administrative expenses from your Certificate Fund.

5. POSSIBLE ADDITIONAL CHARGES. Prudential will not charge for the first 12 transfers you make between investment options in a Certificate Year. But, if you make more than 12 transfers in a Certificate Year, Prudential will charge $20 per transfer. Prudential does not currently charge for other transactions, but reserves the right to do so in the future, as explained in the prospectus.

See the CHARGES AND EXPENSES section of the prospectus for more details.

WHEN MAY CHARGES CHANGE?

The prospectus lists the MAXIMUM CHARGES that we may charge under the JP Morgan Chase & Company Group Contract. Under no circumstances will we exceed these charges. Within these maximums, we may vary the amount or level of charges. In general, we will not change these amounts more often than once a year. We will give you a new prospectus and a new supplement like this one each year that shows any changes. If we change the charges during a year, we will send you a notice of the change.

ILLUSTRATION OF CASH SURRENDER VALUES AND DEATH BENEFITS

On the next several pages, we show you two examples of how the Cash Surrender Value and Death Benefit of your Certificate can change as a result of the performance of the investment options you select. The examples are not our prediction of how value will grow. They are hypothetical examples and are just intended to show you how a Certificate works.

We call these examples "ILLUSTRATIONS." The illustrations are based on several ASSUMPTIONS about the age of the Participant, the amount of insurance, and the rules of the JP Morgan Chase & Company Group Contract.

ASSUMPTIONS WE USED FOR BOTH ILLUSTRATIONS

Here's what we assumed about the Certificate in both illustrations:

     o The Participant was 40 years old when he or she bought the Group Variable Universal Life Insurance Certificate.

     o    The Face Amount of insurance under the Certificate is $100,000

     o The Participant makes a $225 premium payment on the first day of each quarter, for a total of $900 over the course of each year.

ILLUSTRATION #1

In Illustration #1, we assumed that the MAXIMUM CHARGES permitted under the Group Contract would be made. Accordingly, we assumed the following charges:

     o The charge deducted from each premium payment for taxes on premium payments is 2.30%. (Since Prudential would increase this charge only if a state increases its tax charge to us, we left this charge at the current level.)

     o    Prudential deducts a sales charge of 3.5% from each premium payment.

     o Prudential deducts a processing charge of $2 from each premium payment.

     o Each month, Prudential deducts a $6 charge for administrative expenses.

     o Prudential deducts a charge equal to an annual rate of 0.90% for mortality and expense risks.

     o Prudential deducts cost of insurance charges equal to the maximum rates. (The maximum rates that Prudential can charge are 100% of the 1980 Commissioners Standard Ordinary Mortality Table [Male], Age Last Birthday (the "1980 CSO).)

     o Prudential deducts a surrender charge equal to the lesser of $20 and 2% of the amount surrendered.

ILLUSTRATION #2

In Illustration #2, we changed our assumptions about the charges Prudential will deduct from the Certificate. Instead of maximum charges, we assumed that the CURRENT CHARGES for an active participant would be made for as long as the Certificate is in effect.

Here's what we assumed:

     o The charge deducted from each premium payment for taxes on premium payments is 2.30%.

     o    Prudential deducts no sales charge from premium payments.

     o    Prudential deducts no processing charge from premium payments.

     o Each month, Prudential deducts a $3 charge for administrative expenses.

     o Prudential deducts a charge equal to an annual rate of 0.45% for mortality and expense risks.

     o Prudential deducts the current non-smoker cost of insurance charges under the Group Contract.

     o    Prudential does not deduct a surrender charge.


ASSUMPTIONS ABOUT HOW THE CERTIFICATE FUND WAS INVESTED

We assumed that the Certificate Fund was invested in equal amounts in each of the 12 Funds available under the Group Contract.

Each illustration shows three different assumptions about the investment performance - or "investment return"--of the Funds. The three different assumptions are:

     o    gross annual rate of return is 0%

     o    gross annual rate of return is 4.5%

     o    gross annual rate of return is 9%

These are only assumptions to show how the Cash Surrender Value and Death Benefit change depending on the investment return. Actual investment return will depend on the investment options you select and will vary from year to year.

WALKING THROUGH THE ILLUSTRATIONS

Here's what to look for in the illustrations:

o    The first column shows the CERTIFICATE YEAR.

o The second column shows the PARTICIPANT'S AGE at the end of each CERTIFICATE YEAR.

o The third column shows the participant's ANNUAL PREMIUM OUTLAY, which includes required premium and any Certificate Fund Contributions.

o The fourth column gives you some CONTEXT FOR COMPARING the investment return under the Certificate to the return you might expect from a savings account. It shows the amount you would accumulate if you invested the same premiums in a savings account paying a 4% effective annual rate. (Of course, unlike the Certificate, a savings account does not offer life insurance protection.)

o The next three columns show what the CASH SURRENDER VALUE would be for each of the three investment return assumptions (0%, 4.5% and 9%).

o The last three columns show what the DEATH BENEFIT would be for each of the three investment return assumptions (0%, 4.5% and 9%).

You should note that:

o    Both "gross" and "net" investments returns are shown.

o "Gross" investment return reflects the combined effect of both income on the investment and capital gains. It is the amount of return before Prudential takes out any of its charges and before any Fund investment management fees and other expenses are taken out.

o "Net" investment return is the amount of the investment return after Prudential takes out its charges and after Fund investment management fees and other expenses are taken out.

Since Illustration #1 and Illustration #2 use different assumptions about charges, the "net" investment returns for each illustration are different. For some of the Funds, the Fund's investment advisor or other entity is absorbing certain of the Fund's expenses. In deriving net investment return, we used those reduced Fund expenses.

     o Fund investment management fees and other expenses were assumed to equal 0.86% per year, which was the average Fund expense in 2001.

     o For Illustration #1, Prudential's mortality and expense risk charges are 0.90% per year. (In Illustration #1, we assumed that Prudential's maximum charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.76%, 2.74%, and 7.24%.

     o - For Illustration #2, Prudential's mortality and expense risk charges are 0.45% per year. (In Illustration #2, we assumed that Prudential's current charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.31%, 3.19%, and 7.69%.

o The Cash Surrender Values and Death Benefits are shown with all of Prudential's charges and Fund investment management fees and other expenses taken out.

o    We assumed no loans or partial withdrawals were taken.

IF YOU ASK, PRUDENTIAL WILL GIVE YOU A SIMILAR ILLUSTRATION FOR A CERTIFICATE THAT SHOWS YOUR AGE, RISK CLASS, PROPOSED FACE AMOUNT OF INSURANCE, AND PROPOSED PREMIUM PAYMENTS. WE REFER TO THIS AS A "PERSONALIZED ILLUSTRATION."

WE SHOW THESE RATES OF INVESTMENT RETURN ONLY TO HELP YOU UNDERSTAND HOW THE CERTIFICATE WORKS. YOU SHOULD NOT ASSUME THAT THE INVESTMENT RATES OF RETURN ARE ACTUAL RATES OF RETURN. YOU SHOULD ALSO NOT ASSUME THAT THESE RATES ARE EXAMPLES OF PAST OR FUTURE INVESTMENT PERFORMANCE. NEITHER PRUDENTIAL NOR THE FUNDS CAN TELL YOU WHETHER THESE RATES OF INVESTMENT CAN ACTUALLY BE ACHIEVED.

THE ACTUAL RATES OF INVESTMENT RETURN FOR YOUR CERTIFICATE WILL DEPEND ON HOW THE INVESTMENT OPTIONS THAT YOU CHOOSE PERFORM. YOU MAY EARN MORE OR LESS THAN WHAT IS SHOWN IN THE ILLUSTRATION.

CASH SURRENDER VALUES AND DEATH BENEFITS WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN FOR A CERTIFICATE YEAR VARIED ABOVE OR BELOW THE AVERAGE, HYPOTHETICAL RATES OF 0%, 4.5% AND 9%.

                                                           ILLUSTRATION #1

                                                      JP MORGAN CHASE & COMPANY

                                         GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                                   SPECIFIED FACE AMOUNT: $100,000

                                                            ISSUE AGE 40

            ASSUME TOTAL QUARTERLY CONTRIBUTION OF $225.00 TOWARDS COST OF INSURANCE AND CERTIFICATE FUND FOR ALL YEARS
                                         THIS ILLUSTRATION USES MAXIMUM CONTRACTUAL CHARGES.


                                                        Cash Surrender Value (1)                 Death Benefits (1)
                                             ------------------------------------------ --------------------------------------
                                               Assuming Hypothetical Gross (and Net)     Assuming Hypothetical Gross (and Net)
                                                   Annual Investment Return of              Annual Investment Return of
  End of           Annual     Premiums     ------------------------------------------ ---------------------------------------
Certificate       Premium    Accumulated      0.0% Gross     4.5% Gross    9.0% Gross    0.0% Gross   4.5% Gross    9.0% Gross
   Year     Age    Outlay   at 4% per year   (-1.76% Net)    (2.74% Net)  (7.24% Net)   (-1.76% Net)  (2.74% Net)   (7.24% Net)
----------- ---   -------   --------------   --------------- ------------ ------------- ------------- ------------  -----------
     1       41     $900           $922            $438           $451          $463       $100,447     $100,460      $100,473
     2       42     $900         $1,882            $843           $887          $932       $100,860     $100,905      $100,951
     3       43     $900         $2,879          $1,217         $1,313        $1,414       $101,237     $101,333      $101,434
     4       44     $900         $3,917          $1,556         $1,721        $1,899       $101,576     $101,741      $101,919
     5       45     $900         $4,996          $1,855         $2,105        $2,384       $101,875     $102,125      $102,404
     6       46     $900         $6,118          $2,113         $2,462        $2,865       $102,133     $102,482      $102,885
     7       47     $900         $7,285          $2,329         $2,791        $3,342       $102,349     $102,811      $103,362
     8       48     $900         $8,499          $2,500         $3,086        $3,810       $102,520     $103,106      $103,830
     9       49     $900         $9,761          $2,624         $3,345        $4,265       $102,644     $103,365      $104,285
    10       50     $900        $11,074          $2,698         $3,561        $4,702       $102,718     $103,581      $104,722
    15       55     $900        $18,470          $2,099         $3,701        $6,292       $102,119     $103,721      $106,312
    20       60     $900        $27,467              $0 (2)     $1,352        $5,744             $0 (2) $101,372      $105,764
    25       65     $900        $38,414              $0             $0 (2)      $682             $0           $0 (2)  $100,696
    30       70     $900        $51,732              $0             $0            $0 (2)         $0           $0            $0 (2)
    35       75     $900        $67,936              $0             $0            $0             $0           $0            $0
    40       80     $900        $87,651              $0             $0            $0             $0           $0            $0
    45       85     $900       $111,636              $0             $0            $0             $0           $0            $0
    46       86     $900       $117,024              $0             $0            $0             $0           $0            $0
    47       87     $900       $122,627              $0             $0            $0             $0           $0            $0
    48       88     $900       $128,455              $0             $0            $0             $0           $0            $0
    49       89     $900       $134,516              $0             $0            $0             $0           $0            $0
    50       90     $900       $140,819              $0             $0            $0             $0           $0            $0
    51       91     $900       $147,374              $0             $0            $0             $0           $0            $0
    52       92     $900       $154,191              $0             $0            $0             $0           $0            $0
    53       93     $900       $161,281              $0             $0            $0             $0           $0            $0
    54       94     $900       $168,655              $0             $0            $0             $0           $0            $0
    55       95     $900       $176,323              $0             $0            $0             $0           $0            $0
    56       96     $900       $184,299              $0             $0            $0             $0           $0            $0
    57       97     $900       $192,593              $0             $0            $0             $0           $0            $0
    58       98     $900       $201,219              $0             $0            $0             $0           $0            $0
    59       99     $900       $210,190              $0             $0            $0             $0           $0            $0
    60      100     $900       $219,520              $0             $0            $0             $0           $0            $0

(1)  Assumes no loan or partial withdrawal has been made.

(2) Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0.0%, 4.5%, AND 9.0%, OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.


                                                           ILLUSTRATION #2

                                                      JP MORGAN CHASE & COMPANY
                                         GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                                   SPECIFIED FACE AMOUNT: $100,000
                                                            ISSUE AGE 40

            ASSUME TOTAL QUARTERLY CONTRIBUTION OF $225.00 TOWARDS COST OF INSURANCE AND CERTIFICATE FUND FOR ALL YEARS
                                              THIS ILLUSTRATION USES CURRENT CHARGES.


                                                           Cash Surrender Value (1)                 Death Benefits (1)
                                                  -------------------------------------- -----------------------------------------
                                                  Assuming Hypothetical Gross (and Net)     Assuming Hypothetical Gross (and Net)
                                                       Annual Investment Return of              Annual Investment Return of
  End of              Annual      Premiums        -------------------------------------- -----------------------------------------
Certificate          Premium     Accumulated      0.0% Gross   4.5% Gross    9.0% Gross   0.0% Gross    4.5% Gross   9.0% Gross
   Year       Age     Outlay    at 4% per year   (-1.31% Net)  (3.19% Net)   (7.69% Net) (-1.31% Net)  (3.19% Net)   (7.69% Net)
-----------  ----    -------    --------------    ----------- ------------ ------------- ------------  ------------- -------------
 1            41       $900             $922         $711           $731           $751    $100,711      $100,731       $100,751
 2            42       $900           $1,882       $1,412         $1,485         $1,559    $101,412      $101,485       $101,559
 3            43       $900           $2,879       $2,105         $2,263         $2,430    $102,105      $102,263       $102,430
 4            44       $900           $3,917       $2,788         $3,067         $3,368    $102,788      $103,067       $103,368
 5            45       $900           $4,996       $3,462         $3,895         $4,378    $103,462      $103,895       $104,378
 6            46       $900           $6,118       $4,040         $4,661         $5,373    $104,040      $104,661       $105,373
 7            47       $900           $7,285       $4,611         $5,451         $6,445    $104,611      $105,451       $106,445
 8            48       $900           $8,499       $5,174         $6,266         $7,599    $105,174      $106,266       $107,599
 9            49       $900           $9,761       $5,730         $7,107         $8,842    $105,730      $107,107       $108,842
10            50       $900          $11,074       $6,279         $7,975        $10,181    $106,279      $107,975       $110,181
15            55       $900          $18,470       $8,253        $12,002        $17,748    $108,253      $112,002       $117,748
20            60       $900          $27,467       $9,155        $15,651        $27,512    $109,155      $115,651       $127,512
25            65       $900          $38,414       $8,539        $18,275        $39,807    $108,539      $118,275       $139,807
30            70       $900          $51,732       $4,705        $17,681        $53,496    $104,705      $117,681       $153,496
35            75       $900          $67,936           $0 (2)    $10,468        $65,997          $0 (2)  $110,468       $165,997
40            80       $900          $87,651           $0             $0 (2)    $76,448          $0            $0 (2)   $176,448
45            85       $900         $111,636           $0             $0        $79,507          $0            $0       $179,507
46            86       $900         $117,024           $0             $0        $78,769          $0            $0       $178,769
47            87       $900         $122,627           $0             $0        $77,455          $0            $0       $177,455
48            88       $900         $128,455           $0             $0        $75,499          $0            $0       $175,499
49            89       $900         $134,516           $0             $0        $72,970          $0            $0       $172,970
50            90       $900         $140,819           $0             $0        $69,759          $0            $0       $169,759
51            91       $900         $147,374           $0             $0        $65,710          $0            $0       $165,710
52            92       $900         $154,191           $0             $0        $60,611          $0            $0       $160,611
53            93       $900         $161,281           $0             $0        $54,313          $0            $0       $154,313
54            94       $900         $168,655           $0             $0        $46,614          $0            $0       $146,614
55            95       $900         $176,323           $0             $0        $37,247          $0            $0       $137,247
56            96       $900         $184,299           $0             $0        $25,802          $0            $0       $125,802
57            97       $900         $192,593           $0             $0        $11,509          $0            $0       $111,509
58            98       $900         $201,219           $0             $0             $0 (2)      $0            $0             $0 (2)
59            99       $900         $210,190           $0             $0             $0          $0            $0             $0
60           100       $900         $219,520           $0             $0             $0          $0            $0             $0


(1)  Assumes no loan or partial withdrawal has been made.

(2) Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0.0%, 4.5%, AND 9.0%, OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

WHEN ARE MONTHLY CHARGES DEDUCTED?

The exact date that we deduct the monthly charge from your Certificate Fund depends upon how you make routine premium payments to Prudential. We deduct the monthly charge from each investment option in the same proportions that your Certificate Fund is invested.

IF YOU MAKE ROUTINE PREMIUM PAYMENTS DIRECTLY TO PRUDENTIAL, we generally will deduct charges once per period, on the date that we receive your premium payments. If your premium payment has not been received by the 45th day after the due date, we will deduct the charges from the Certificate Fund on that 45th day. However, for groups that utilize monthly premium processing, the charges will be deducted from the Certificate Fund on the first Business Day of every month, regardless of the billing frequency.

WHAT ARE THE OTHER PRIMARY FEATURES OF THE PLAN?

The prospectus describes the standard features of the JP Morgan Chase & Company Group Contract, including:

     o    the free-look period

     o    transfers between investment options

     o    dollar cost averaging

     o    more details on how loans work

     o    how you can change future premium allocations among investment options

     o    how paid-up coverage may be available

     o    how your insurance could end (known as "lapsing")

     o    reinstatement of your coverage

     o    contestability rules

     o    tax treatment of Certificate benefits

     o    definitions of special terms

     o    the Death Benefit

     o    withdrawals

Please refer to the prospectus for information on these and other features of the JP MORGAN CHASE & COMPANY Group Contract.

WHOM DO I CONTACT TO MAKE A TRANSACTION?

You may contact the Prudential Customer Service Center at 1-800-562-9874 to obtain the proper forms.

WHAT ARE MY CANCELLATION RIGHTS?

You may return a Certificate for a refund within 10 days after you receive it. These 10 days are known as the "free look" period. You can ask for a refund by mailing the Certificate back to Prudential. During the first 20 days after the Certificate Date, your premium payments are held in the Prudential Money Market Account.

See the A "FREE LOOK" PERIOD section of the prospectus for more details.

WHOM DO I CONTACT TO ANSWER MY OTHER QUESTIONS?

You may contact Prudential's Customer Service Center at 1-800-562-9874.


                                       15